UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2008

                              CONCORD CAMERA CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                    0-17038                13-3152196
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 12, 2008, Concord Camera Corp. (the "Company") issued a press release. A copy of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit           Description
No.               of Exhibit
-------           -----------

99.1              Press Release of the Company, dated February 12, 2008

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CONCORD CAMERA CORP.

Date:  February 12, 2008                By:  /s/ Scott L. Lampert
                                             -----------------------------------
                                             Scott L. Lampert, Vice President,
                                             General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit           Description
No.               of Exhibit
-------           -----------

99.1              Press Release of the Company, dated February 12, 2008